IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
AAIPHARMA INC., et al.,	)	Case Nos. 05-11341 through 05-11345 and
	)	05-11347 through 05-11350 (PJW)
Debtors.	)
	)	Jointly Administered
)

UPDATED PROJECTIONS TO FIRST AMENDED DISCLOSURE STATEMENT
FOR DEBTORS’ FIRST AMENDED JOINT CHAPTER 11 PLAN

Dated:	Wilmington, Delaware
January 6, 2006

RICHARDS, LAYTON & FINGER, P.A.		FRIED, FRANK, HARRIS, SHRIVER
One Rodney Square		& JACOBSON LLP
920 North King Street		One New York Plaza
Wilmington, Delaware 19801		New York, New York 10004-1980
Attn:	Mark D. Collins, Esq.	Attn:	Bonnie Steingart, Esq.
	Rebecca L. Booth, Esq.		Gary L. Kaplan, Esq.
	Karen M. McKinley, Esq.		Arik Preis, Esq.
Tel:	(302) 651-7700	Tel:	(212) 859-8000
Fax:	(302) 651-7701	Fax:	(212) 859-4000

UPDATED PROJECTIONS
     On December 5, 2005, the Debtors filed their First Amended Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan (the “Disclosure Statement”). Section 19.02 (Financial Projections) of the Disclosure Statement stated that:
In light of the fact that the actual results for the third quarter of 2005 were lower than projected in the Business Plan, the Projections for the remainder of 2005 in the Disclosure Statement were adjusted downward. Since the filing of the Disclosure Statement in early November, the Debtors have received the actual results for another month of 2005, which were also lower than forecasted in the Business Plan. As a result of this negative trend, the Debtors’ management is currently reviewing the projections for 2006 (and beyond) contained in the Business Plan and in the Disclosure Statement to determine whether or not the forecasts should be revised downwards. To the extent that the Debtors determine that the Projections are no longer reasonable, the Debtors intend to file with the Court a supplement to this Disclosure Statement containing revised projections prior to the Voting Deadline. Whether or not the Debtors determine that the Projections must be revised, there can be no assurances that the Debtors will be able to reach their Projections, and the Projections should not be relied upon as a guaranty, representation, or other assurance of actual results that will occur.
     Since the filing of the Disclosure Statement, the Debtors have determined to revise the 2006 projections downward. In that regard, set forth herein are the Debtors’ revised projections for 2006, along with the projections for 2007-2010 (the “Updated Projections”). The projected revenue and EBITDA in the projections for the years 2007-2010 remain unchanged but do contain some minor balance sheet adjustments due to continued analysis of the business. In reviewing the Updated Projections, please note the following:
1.	The main reason for the revised projections for 2006 is that the Debtors have refined their view of expected development services revenues to be received from Xanodyne Pharmaceuticals, Inc. during 2006. This refinement can be seen in the Debtors’ net revenues from U.S. Non-Clinical Operations for 2006, which has decreased by approximately $7 million.

2.	Given that projections for 2005 are now outdated, the Updated Projections do not include projections for 2005. Nevertheless, the Debtors note that the 2005 Projections forecasted revenue for the three operating Development Services divisions (U.S. Non-Clinical Operations, U.S. Clinical Operations, and Europe Operations) of $78.8 million. In light of actual results through November, the Debtors are now projecting $77.1 million in revenue for these three divisions.

3.	For the years 2007-2010, the only changes in the Debtors’ Updated P&L Projections are: (i) Increased depreciation in 2007 and 2008 stemming from a requirement to amortize certain projected intangible assets, (ii) Increased interest and other expenses from the Debtors’ exit financing facility, (iii) Additional line items for Indemnification Reserve Expense and Restructuring Severance were added for items that were unavailable when the Debtors developed the Disclosure Statement projections or not separately accounted for, and (iv) Restructuring Professional Fees have been broken out separately from General and Administrative Expenses. None of these changes affect total projected revenue or EBITDA for these years.
4.	The Consolidated Balance Sheet and the Consolidated Pro Forma Fresh Start Balance Sheet contain the following changes:
(a)	The Company now projects that the outstanding credit facility balance as of the Effective Date of the Plan will be approximately $17.0 million. The $17.0 million balance is derived from the $12.9 million balance per the projected Fresh Start Balance Sheet plus additional borrowing of $4.1 million related to use of cash from operations and capital expenditures during the month of January 2006.

(b)	“Accumulated Deficit” has been renamed “Retained Earnings (Deficit).”

(c)	“Other Capital subs” has been renamed “Other Equity”

(d)	Pharma Net Reserves, originally included in “Other Assets”, are now included as a separate line item.

(e)	With regard specifically to the Fresh Start Balance Sheet, this balance sheet is based on a December 31, 2005 balance. The actual pre-confirmation balance sheet and the related journal entries associated with Fresh Start may change.
     THESE PROJECTIONS ARE INTENDED TO BE READ IN CONJUNCTION WITH THE DISCLOSURE STATEMENT, INCLUDING, WITHOUT LIMITATION, SECTION 19.02 AND APPENDIX A TO THE DISCLOSURE STATEMENT. THE DISCLOSURES, DISCLAIMERS, ASSUMPTIONS, FOOTNOTES, ETC. CONTAINED IN THE DISCLOSURE STATEMENT ARE AN INTEGRAL PART OF THESE UPDATED PROJECTIONS AND ARE INCORPORATED HEREIN BY REFERENCE.
     SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: These Projected Financial Statements contain statements which constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” in these Projected Financial Statements include the intent, belief or current expectations of the Debtors and members of their Management teams with respect to the timing of, completion of and scope of the current restructuring, reorganization plan, strategic business plan, bank financing, and debt and equity market conditions and the Debtors’ future liquidity, as well as the assumptions upon which such statements are based.

While Management believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from these contemplated by such forward-looking statements. Important factors currently known to Management that could cause actual results to differ materially from those contemplated by the forward-looking statements in these Projected Financial Statements include, but are not limited to, further adverse developments with respect to the Debtors’ liquidity position or operations of the various businesses of the Reorganized Debtors, adverse developments in the bank financing or public or private markets for debt or equity securities, or adverse developments in the timing or results of the Debtors’ current strategic business plan (including the timeline to emerge from chapter 11) and the possible negative effects that could result from potential economic and political factors around the world in the various foreign markets in which the Reorganized Debtors operate.

Dated:	Wilmington, North Carolina January 6, 2006

Respectfully submitted,

aaiPharma Inc. (for itself and on behalf of each of the other Debtors)

	By:	/s/ Matthew E. Czajkowski

Matthew E. Czajkowski
Chief Financial Officer and
Chief Administrative Officer
/s/ Karen M. McKinley

Mark D. Collins (No. 2981)
Rebecca L. Booth (No. 4031)
Karen M. McKinley (No. 4372)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Tel: (302) 651-7700
Fax: (302) 651-7701

- and -

Bonnie Steingart, Esq.
Gary L. Kaplan, Esq.
Arik Preis, Esq.
FRIED, FRANK, HARRIS, SHRIVER
& JACOBSON LLP
One New York Plaza
New York, New York 10004
Tel: (212) 859-8000
Fax: (212) 859-4000
Counsel for Debtors and
Debtors in Possession

	AAIPharma Inc.
	CONSOLIDATED STATEMENTS OF OPERATIONS
	Unaudited
	(In thousands)

	Years Ending December 31
	Projected	Projected	Projected	Projected	Projected
	Post-	Post-	Post-	Post-	Post-
	Confirmation	Confirmation	Confirmation	Confirmation	Confirmation
	2006	2007	2008	2009	2010

Net revenues:
U.S. Non-Clinical Operations	$62,075	$72,171	$78,444	$85,131	$96,225
U.S. Clinical Operations	15,335	19,866	27,711	38,671	54,123
Europe Operations	26,300	28,940	34,439	44,082	56,425
Other Revenues	2,497	3,070	10,206	11,591	14,164

Total revenues	106,206	124,047	150,800	179,475	220,938

Direct costs (excluding depreciation)	72,069	79,213	85,649	99,083	116,602
Sales and marketing expense	9,997	9,956	12,721	13,799	16,065
General and administrative expenses	23,033	22,640	24,848	28,030	32,315
Depreciation	8,487	10,046	8,765	9,712	12,000
Pharma Residual Expense	197	1	1	1	1
Research and Development	—	—	—	—	—
Other	—	—	—	—	—

Total operating costs and expenses	113,782	121,855	131,985	150,625	176,983

Income (Loss) from operations	(7,576)	2,192	18,815	28,851	43,954

Other income (expense):
Interest expense, net	(2,668)	(3,372)	(2,669)	(1,330)	(420)
Restructuring Professional Fees	(4,152)	—	—	—	—
Indemnification Reserve Expense	(3,000)	—	—	—	—
Restructuring Severance	(222)	—	—	—	—
Amortization of New Credit Facility Financing Fee	(400)	(400)	(400)	—	—
Gain on Pharma sale	—	—	—	—	—
(Loss) from extinguishment of debt	—	—	—	—	—
Intangible asset impairment	—	—	—	—	—
Other	—	—	—	—	—

	(10,442)	(3,772)	(3,069)	(1,330)	(420)
Income (Loss) before income taxes	(18,018)	(1,580)	15,746	27,521	43,534
Provision (benefit) for income taxes	—	—	—	6,492	14,868

Net (loss) income	$(18,018)	$(1,580)	$15,746	$21,029	$28,666

EBITDA [1]	$911	$12,236	$27,579	$38,561	$55,953

[1]	Represents the sum of income (loss) before income taxes plus the amount of depreciation, interest expense, net and amortization of new credit facility financing fee. For 2006, represents the sum of income (loss) before income taxes plus the amount of depreciation, interest expense, net, restructuring professional fees, indemnification reserve expense, restructuring severance and amortization of new credit facility financing fee. The amounts shown as EBITDA are not financial measures under generally accepted accounting principles.

	AAIPharma Inc.
	CONSOLIDATED BALANCE SHEETS
	Unaudited
	(In thousands)

	December 31
	Projected	Projected	Projected	Projected	Projected
	Post-	Post-	Post-	Post-	Post-
	Confirmation	Confirmation	Confirmation	Confirmation	Confirmation
	2006	2007	2008	2009	2010

ASSETS
Current assets:
Cash and cash equivalents	$4,537	$4,537	$4,537	$14,202	$38,971
Restricted cash	—	—	—	—	—
Pharma Net Reserves	(1,194)	(1,194)	(1,194)	(1,194)	(1,194)
Accounts receivable, net and Work-in-progress	31,043	31,313	35,380	40,964	48,964
Inventories, net	3,819	3,841	4,050	4,233	4,354
Prepaid and other current assets	4,082	4,082	4,082	4,082	4,082

Total current assets	42,286	42,577	46,854	62,286	95,176
Property and equipment, net	42,514	38,568	39,903	41,991	45,291
Goodwill and other intangible assets, net	111,437	111,437	111,437	111,437	111,437
Other assets	1,308	908	508	508	508

Total assets	$197,545	$193,490	$198,702	$216,222	$252,412

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	5,889	9,475	9,925	11,050	12,741
Customer advances	17,497	20,087	23,030	27,123	32,957
Accrued wages and benefits	4,216	4,216	4,216	4,216	4,216
Interest payable	132	132	132	132	132
Other accrued liabilities	6,423	6,423	6,423	6,423	6,423

Total current liabilities	34,157	40,333	43,725	48,945	56,468
Other Long-term debt, less current portion	31,305	22,655	8,728	—	—
Liabilities Subject to Compromise	—	—	—	—	—
Other liabilities	—	—	—	—	—

Stockholders’ equity (deficit):
Old Common stock, at par	—	—	—	—	—
Old Paid-in capital	—	—	—	—	—
New Common Stock	150,100	150,100	150,100	150,100	150,100
Retained Earnings (Deficit)	(18,018)	(19,598)	(3,851)	17,178	45,844
Other Equity	—	—	—	—	—
Deferred compensation	—	—	—	—	—

Total stockholders’ equity (deficit)	132,082	130,502	146,249	167,278	195,944

Total liabilities and stockholders’ equity (deficit)	$197,545	$193,490	$198,702	$216,222	$252,412

	AAIPharma Inc.
	CONSOLIDATED PRO FORMA FRESH START BALANCE SHEET
	Unaudited
	(In thousands)

	Projected				Projected
	Pre-				Reorganized
	Confirmation	Debt Discharge	Exchange of Stock	Fresh Start	Balance Sheet

ASSETS
Current assets:
Cash and cash equivalents	$3,499				$3,499
Restricted Cash	4,950				4,950
Pharma Net Reserves	(4,841)				(4,841)
Accounts receivable, net and Work-in-progress	23,624				23,624
Inventories, net	3,442				3,442
Prepaid and other current assets	4,080				4,080

Total current assets	34,754	—	—	—	34,754
Property and equipment, net	43,485				43,485
Goodwill, net	19,139			92,299	111,437
Other assets	14,004			(12,296)	1,708

Total assets	$111,381	$—	$—	$80,003	$191,384

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	8,156				8,156
Customer advances	11,137				11,137
Accrued wages and benefits	4,216				4,216
Interest payable	132				132
Other accrued liabilities	4,743				4,743

Total current liabilities	28,384	—	—	—	28,384
Long-term debt, less current portion	7,500	4,200		1,200	12,900
Liabilities Subject to Compromise	218,314	(218,314)			—
Other liabilities	9	(9)			—
Stockholders’ equity (deficit):
Old Common stock, at par	29		(29)		—
Old Paid-in capital	91,425		29	(91,454)	—
New Common Stock	—	150,100			150,100
Retained Earnings (Deficit)	(236,560)	64,023		172,537	—
Other Equity	2,281			(2,281)	—
Deferred compensation	—				—

Total stockholders’ equity (deficit)	(142,825)	214,123	—	78,803	150,100

Total liabilities and stockholders’ equity (deficit)	$111,381	$—	$—	$80,003	$191,384

	***The accompanying notes are an integral part of these financial statements***

	AAIPharma Inc.
	CONSOLIDATED STATEMENTS OF CASH FLOWS
	Unaudited
	(In thousands)

	Years Ending December 31
	Projected	Projected	Projected	Projected	Projected
	Post-	Post-	Post-	Post-	Post-
	Confirmation	Confirmation	Confirmation	Confirmation	Confirmation
	2006	2007	2008	2009	2010

Cash flows from operating activities:
Net (loss) income	$(18,018)	$(1,580)	$15,746	$21,029	$28,666
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	8,487	10,046	8,765	9,712	12,000
Amortization of New Credit Facility Financing Fee	400	400	400	—	—
Changes in operating assets and liabilities:
Accounts receivable, net and Work-in-progress	(7,419)	(270)	(4,067)	(5,585)	(8,000)
Inventories	(377)	(22)	(210)	(183)	(121)
Prepaid and other assets	(2)	—	—	—	—
Restricted Cash	1,303	—	—	—	—
Accounts payable	(2,267)	3,585	450	1,126	1,690
Customer advances	6,360	2,590	2,943	4,094	5,833
Interest payable	—	—	—	—	—
Accrued wages and benefits and other accrued liabilities	1,680	—	—	—	—

Net cash (used in) provided by operating activities	(9,852)	14,750	24,028	30,193	40,069

Cash flows from investing activities:
Purchases of property and equipment	(7,516)	(6,100)	(10,100)	(11,800)	(15,300)
Liabilities Subject to Compromise	—	—	—	—	—
Other	—	—	—	—	—

Net cash provided by (used in) investing activities	(7,516)	(6,100)	(10,100)	(11,800)	(15,300)

Cash flows from financing activities:
Draw (Repayment) of New Credit Facility	18,405	(8,650)	(13,928)	(8,728)	—
Other	—	—	—	—	—

Net cash provided by financing activities	18,405	(8,650)	(13,928)	(8,728)	—

Net (decrease) increase in cash and cash equivalents	$1,038	$0	$(0)	$9,665	$24,769
Effect of exchange rate changes on cash	—	—	—	—	—
Cash and cash equivalents, beginning of period	3,499	4,537	4,537	4,537	14,202

Cash and cash equivalents, end of period	$4,537	$4,537	$4,537	$14,202	$38,971

Beginning Other Long-term debt, less current portion	12,900	31,305	22,655	8,728	—
Ending Other Long-term debt, less current portion	31,305	22,655	8,728	—	—

Change In New Credit Facility	$18,405	$(8,650)	$(13,928)	$(8,728)	$—

	***The accompanying notes are an integral part of these financial statements***

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